[GRAPHIC OMITTED]
OPPENHEIMER
TREMONT MARKET
NEUTRAL FUND LLC

                                                                   SEMIANNUAL
                                                                     REPORT
                                                               SEPTEMBR 30, 2002


INVESTMENT STRATEGY DISCUSSION

FINANCIAL STATEMENTS





                                    [GRAPHIC OMITTED]        OPPENHEIMERFUNDS(R)
                                                         THE RIGHT WAY TO INVEST

TABLE OF CONTENTS
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SEPTEMBER 30, 2002 SEMIANNUAL REPORT
OPPENHEIMER TREMONT MARKET NEUTRAL FUND LLC



Investment Strategy Discussion                                                2



Financial Statements

         Statement of Assets, Liabilities and Member's Capital                6

         Statement of Operations                                              7

         Statement of Changes in Member's Capital                             8

         Statement of Cash Flows                                              9

         Notes to Financial Statements                                        10








                 1 Oppenheimer Tremont Market Neutral Fund LLC

INVESTMENT STRATEGY DISCUSSION WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------


SEPTEMBER 30, 2002 SEMIANNUAL REPORT
OPPENHEIMER TREMONT MARKET NEUTRAL FUND LLC


"I'M NOT AS WORRIED ABOUT THE RETURN ON MY PRINCIPAL AS THE RETURN OF MY PRINCIPAL."

The above paraphrasing of a Will Rogers' quote seems fitting for the kickoff of this semiannual report. The equity markets were at full hurricane force for the six-month period ended September 30, 2002. Everywhere you looked, the equity landscape was littered with double-digit losses. The third quarter was the worst quarter for the S&P 500 Index(1) in 15 years, and it was the worst six-month period for the Index in 28 years. For the quarter ended September 30, the S&P 500 Index(1) lost 17.28% and for the six-month period ending September 30, it was off 28.36%. The Dow Jones Industrial Average Index(2) results were almost as bad during this period posting a six-month loss of 26.47%. The current bear market has seen a correction of nearly 50% from March 2000 high for the S&P 500 Index(1); and, at over 930 days in duration, it is fast approaching one of the longest and deepest bear markets on record. However, in each of the few times since 1960 that the implied risk premium has reached current levels, it marked the end of a vicious bear market decline (1962, 1974, 1983 and 1987). Hopefully this will be the case in 2003.

While the equity markets around the world made new lows, bond investors continued to be among the only people on Wall Street who made money this past six-month period. The 100 basis point drop in the ten-year Treasury rate during the three-month period ending September 30, 2002 was exceeded in only three other quarters, all during the 1980s when the Federal Reserve Bank was aggressively easing policy. Given the feeble global economic environment, the volatile stock market, high profile corporate malfeasance, credit quality deterioration and defaults, and all of the anxieties over terrorism and war, the default risk-free properties of the Treasury market have climbed to the top of investor priorities, and prompted the flight to quality. The Lehman Aggregate Bond Index(3) gained 4.59% for the quarter, while the Lehman U.S. Government Bond Index(4) gained 6.66% and the Lehman U.S. Credit Index(5) returned 4.49%, for the period. For the six-month period, the Lehman Aggregate Bond Index(3) has risen 8.46%, while the Government and Credit components gained 11.39% and 7.51%, respectively, for the six months.

Despite this tumultuous environment, we are pleased with the absolute performance and low volatility of the Oppenheimer Tremont Market Neutral Fund LLC, given the relative performance of the markets. The Fund posted a slight loss of 0.290% for the quarter, which brings the return without sales charges for the six-month period ended September 30, to a decline of 0.75%. Since the Fund's inception on January 2, 2002 through September 30, 2002, Oppenheimer Tremont Market Neutral Fund LLC has achieved a cumulative total return without sales charges of 0.175%.

A discussion of the various strategies within the Oppenheimer Tremont Market Neutral Fund LLC follows.


                 2 Oppenheimer Tremont Market Neutral Fund LLC

STRATEGY:  CONVERTIBLE ARBITRAGE

At September 30, approximately 17% of the Fund was allocated to convertible arbitrage strategies. The three managers within this allocation, with different investment styles and approaches each posted slight gains for the six-month period, in line with the CSFB/Tremont Convertible Arbitrage Index(6), which returned 1.50% for this period. The convertible market was extremely volatile during the early part of 2002, especially in July; however, it gradually improved over the next two months, and ultimately finished slightly positive for the quarter and six-month period. During 2002, convertible arbitrage managers were impacted by the swings in corporate credit spreads and equity volatility at different points in time.

The domino effect triggered by WorldCom's well-publicized announcement of exaggerated earnings in June continued well into July, adversely affecting both the equity and credit markets. Despite the spectacular rise in equity market volatility, the flight to quality was simply too overwhelming. Thus credit spreads, particularly in the non-investment grade issues, widened to unprecedented levels. Bond floors dropped drastically, hurting all convertible arbitrage managers indiscriminately.

Overall, it was a volatile period for the convertible arbitrage strategy; however, the fact that the third quarter ended on such a positive tone brings a sense of optimism and momentum heading into the fourth quarter and beyond.


STRATEGY:  EQUITY MARKET NEUTRAL

At September 30, 2002 approximately 12% of the Fund was allocated to pure market neutral strategies. This allocation to two managers with different investment styles and approaches to this sector posted gains for the six-month period, in line with the CSFB/Tremont Equity Market Neutral Index(6), which returned 4.79% for this period.

The six-month period was a very poor environment for statistical arbitrage funds as trends were quick and violent. July and September were particularly difficult as the equity markets sold-off indiscriminately. Each month during this period differed in trends, consequently, the managers were whip-sawed.

Fundamental equity market neutral managers were more successful in implementing their strategies. These managers identify securities that are mis-valued relative to their fundamental factors. As the equity markets sold-off and investors rotated out of sectors and investment styles, fundamental managers were able to profit by correctly recognizing market sentiment and riding momentum. They were able to under and overweight their fundamental factors accordingly to capture the themes across the equity markets. For the most part, they were able to tweak their models effectively.

Year-to-date, fundamental equity market neutral funds have outperformed their statistical arbitrage peers. Irrational investor sentiment coupled with systematic events should theoretically create opportunities for prices to return to normal, though, we are not able to predict when the price reversal will occur. Mean reverting behavior is most prevalent during periods of high stock specific volatility, trading volume and liquidity in a stable environment. Obviously, this does not accurately describe 2002.


                 3 Oppenheimer Tremont Market Neutral Fund LLC

STRATEGY:  EVENT DRIVEN

At September 30, approximately 41% of the Fund was allocated to event driven strategies. This allocation to six managers with different investment styles and approaches to this sector had mixed results and posted, as a group, for the six-month period, a slight gain. This far outpaced the CSFB/Tremont Event Driven Index(6), which declined 5.07% for the period. This index includes merger arbitrage and other event driven sectors, including distressed and high yield securities. The CSFB/Tremont Event Driven Index(6) has been dominated by the asset flows and performance of the distressed/high yield sector for most of the past two years.

The six-month period got off to a traumatic start as the credit markets sold-off indiscriminately. The WorldCom accounting scandal, which became public in June, continued to release its fury on the credit markets through July. The losses in July were broad based, as investors fled to quality. This environment was extremely frustrating for distressed/high yield managers as strong company fundamentals were ignored in the massive sell-off. The markets were especially unforgiving to the technology, telecommunications, transportation and utility sectors. Wall Street's high yield and distressed research has become widely available, increasing the efficiency of those markets. There are even hints of bank debt trading in a formal secondary market. The "edge" lies with a manager's ability to see the whole picture from every angle, from beginning to end, as well as to conduct proprietary analysis. Investors must be extremely vigilant to invest with those who can "cherry-pick" the right situations and are compelled by the underlying opportunity in a specific situation, not just the opportunity created by a high default rate.

Unfortunately, the environment for risk arbitrage continues to be dismal. Spreads are extremely tight and mergers and acquisitions activity remains feeble with mediocre deal quality.

There were only a small number of mergers announced during the six-month period ended September 30. Although there were a few attractive transactions yielding decent spreads, managers remained significantly under-invested due to their lack of ability to diversify.


STRATEGY:  FIXED INCOME ARBITRAGE

At September 30, approximately 20% of the Fund was allocated to pure fixed income arbitrage strategies. This allocation to three managers with different investment styles and approaches to this sector, all posted solid gains for the six-month period ending September 30, in line with the CSFB/Tremont Fixed Income Arbitrage Index(6), which returned 4.69% for this period.

Over the period, a lack of confidence in equities, concerns about a potential war with Iraq, and news of Fannie Mae's duration gap sent jittery investors stampeding for the safety of U.S. government bonds. While advantageous for long-only fixed income investors, the persistent rally in Treasuries created problems late in the third quarter for some fixed income arbitrage managers who either hedged spread positions by shorting Treasuries or entered into relative value positions against them.


                 4 Oppenheimer Tremont Market Neutral Fund LLC

STRATEGY:  LONG/SHORT EQUITY

At September 30, approximately 10% of the Fund was allocated to pure long/short equity strategies. This allocation to two managers with different investment styles and approaches to this sector had mixed results, and as a group fared slightly worse than the CSFB/Tremont Long/Short Equity Index(6) results of negative 2.31%, for the six-month period. Moreover, long/short equity hedge funds significantly outperformed the major U.S. and international equity indices for the quarter and six-month period.

During the six-month period, equity markets fluctuated drastically and market sentiment tended to swing like a pendulum. This tumultuous environment was difficult to navigate. Macro factors did not provide much guidance.

During the first part of the period, accounting fraud was the big hype and the equity markets reacted to even the slightest hint of management deception. By the end of the period, not only was the fear of war with Iraq looming on investors' minds, but also monthly reported economic data revealed mixed signals for a recovery, leading to other challenges when making investment decisions. Unfortunately, company specific factors, such as a lack of earnings visibility, complicated matters for managers.

Overall, we are pleased with the relative results of the Oppenheimer Tremont Market Neutral Fund LLC as the managers protected capital in this volatile market environment. We are optimistic that, going forward, the managers will be able to produce positive absolute results.


--------------------------------------------------------------------------------
Footnotes (Index Definitions)

1. S&P 500 INDEX: Standard & Poor's 500 Index is a capitalization-weighted index of the most widely recognized 500 publicly traded stocks in the U.S. The Index includes 400 industrial stocks, 40 financial stocks, 40 utility stocks, and 20 transpiration stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries

2. DOW JONES INDUSTRIAL AVERAGE: A price-weighted average of 30 actively traded blue-chip stocks, primarily industrials including, stocks that trade on the New York Stock Exchange.

3. LEHMAN AGGREGATE BOND INDEX: The Lehman Brothers U.S. Aggregate Index represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investments grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

4. LEHMAN U.S. GOVERNMENT BOND INDEX: This index is the U.S. Government component of the U.S. Government/Credit index. The index is comprised of securities issued by the U.S. Government.

5. LEHMAN U.S. CREDIT INDEX: This index is the U.S. Credit component of the U.S. Government/Credit index. It is comprised of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

6. CSFB/TREMONT HEDGE FUND INDICES: The CSFB/Tremont Hedge Fund Index is an asset-weighted index of hedge funds that is constructed using an entirely rules-based methodology. The index is broadly diversified- encompassing 383 funds across nine style-based sectors- to be representative of the entire hedge fund industry.


                 5 Oppenheimer Tremont Market Neutral Fund LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL UNAUDITED
--------------------------------------------------------------------------------


OPPENHEIMER TREMONT MARKET NEUTRAL FUND LLC

                                                             SEPTEMBER 30, 2002
                                                             ------------------
ASSETS

Investments in investment funds, at value (cost $26,909,000)   $  27,415,192
Cash and cash equivalents                                          3,644,180
Other assets                                                          60,907
                                                             ------------------

TOTAL ASSETS                                                      31,120,279
                                                             ------------------

LIABILITIES

Management fee                                                        51,283
Accounting and investor processing fees                               20,799
Professional fees                                                     19,849
Offering costs                                                        12,995
Administration fee                                                    12,823
Printing fees                                                          9,946
Investor servicing fees                                                6,819
Board of Managers' fees and expenses                                   5,513
Miscellaneous                                                          4,265
                                                             ------------------

TOTAL LIABILITIES                                                    144,292
                                                             ------------------

NET ASSETS                                                     $  30,975,987
                                                             ==================

MEMBERS' CAPITAL

Represented by:
Net capital contributions                                      $  30,469,795
Accumulated net unrealized appreciation on investments               506,192
                                                             ------------------

TOTAL MEMBERS' CAPITAL                                         $  30,975,987
                                                             =================


The accompanying notes are an integral part of these financial statements.


                 6 Oppenheimer Tremont Market Neutral Fund LLC

STATEMENT OF OPERATIONS UNAUDITED
--------------------------------------------------------------------------------


OPPENHEIMER TREMONT MARKET NEUTRAL FUND LLC

                                                              SIX MONTHS ENDED
                                                             SEPTEMBER 30, 2002
                                                             ------------------
INVESTMENT INCOME
     Dividends                                                  $      6,174
                                                             ------------------
EXPENSES
     Management fee                                                  142,969
     Administration fee                                               35,750
     Accounting and investor processing fees                          21,259
     Professional fees                                                19,500
     Board of Managers' fees and expenses                             16,000
     Insurance fee                                                    12,770
     Investor servicing fees                                           8,781
     Miscellaneous                                                    12,064
                                                             ------------------

TOTAL EXPENSES                                                       269,093
                                                             ------------------
NET INVESTMENT LOSS                                                 (262,919)
                                                             ------------------

CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS                 129,542
NET REALIZED LOSS ON INVESTMENTS                                    (104,906)
                                                             ------------------

DECREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS            $   (238,283)
                                                            ====================



The accompanying notes are an integral part of these financial statements.


                 7 Oppenheimer Tremont Market Neutral Fund LLC

STATEMENT OF CHANGES IN MEMBERS' CAPITAL UNAUDITED
--------------------------------------------------------------------------------


OPPENHEIMER TREMONT MARKET NEUTRAL FUND LLC

                                                                                      PERIOD FROM
                                                                                    JANUARY 2, 2002
                                                            SIX MONTHS ENDED         (COMMENCEMENT
                                                           SEPTEMBER 30, 2002      OF OPERATIONS) TO
                                                              (UNAUDITED)           MARCH 31, 2002
                                                        -----------------------------------------------
FROM OPERATIONS
     Net investment loss                                    $      (262,919)         $    (142,322)
     Change in net unrealized appreciation on
       investments                                                  129,542                376,650
     Net realized loss on investments                              (104,906)                    --
                                                        -----------------------------------------------

INCREASE/(DECREASE) IN MEMBERS' CAPITAL DERIVED
     FROM OPERATIONS                                               (238,283)               234,328
                                                        -----------------------------------------------
MEMBERS' CAPITAL TRANSACTIONS
     Proceeds from Adviser subscriptions
       (net of offering costs of $311,650)                               --             24,190,427
     Proceeds from Investment Manager subscriptions                      --                500,042
     Proceeds from Member subscriptions                           6,039,443                150,030
                                                        -----------------------------------------------

INCREASE IN MEMBERS' CAPITAL
     DERIVED FROM CAPITAL TRANSACTIONS                            6,039,443             24,840,499

MEMBERS' CAPITAL AT BEGINNING OF PERIOD                          25,174,827                100,000*
                                                        -----------------------------------------------

MEMBERS' CAPITAL AT END OF PERIOD                           $    30,975,987          $  25,174,827
                                                        ===============================================

*The Fund was initially capitalized with $100,000 of capital on November 14, 2001.


The accompanying notes are an integral part of these financial statements.


                 8 Oppenheimer Tremont Market Neutral Fund LLC

STATEMENT OF CASH FLOWS UNAUDITED
--------------------------------------------------------------------------------


OPPENHEIMER TREMONT MARKET NEUTRAL FUND LLC

                                                                              SIX MONTHS ENDED
                                                                             SEPTEMBER 30, 2002
                                                                          -----------------------

CASH FLOWS FROM OPERATING ACTIVITIES
    Decrease in members' capital derived from operations                    $     (238,283)
    Adjustments to reconcile net increase in members' capital derived from operations to net cash used in operating activities:
        Purchases of investments                                                (4,250,000)
        Increase in net unrealized appreciation on investments                    (129,542)
        Increase in other assets                                                   (50,495)
        Decrease in professional fees payable                                      (10,151)
        Decrease in offering costs payable                                          (5,481)
        Decrease in printing fees payable                                              (54)
        Increase in administration fee payable                                       2,345
        Increase in miscellaneous fees payable                                       2,991
        Increase in Board of Managers' fees and expenses payable                     3,838
        Increase in investor servicing fees payable                                  6,819
        Increase in management fee payable                                           9,381
        Increase in accounting and investor processing fees payable                 14,729
        Realized loss on sales of investments                                      104,906
        Proceeds on sales of investments                                         2,136,094
                                                                          ----------------------
NET CASH USED IN OPERATING ACTIVITIES                                           (2,402,903)


CASH FLOWS FROM FINANCING ACTIVITIES
    Net capital contributions                                                    6,039,443
                                                                          ----------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                        6,039,443


NET CHANGE IN CASH AND CASH EQUIVALENTS                                          3,636,540
    Cash and cash equivalents at beginning of period                                 7,640
                                                                          ----------------------
    Cash and cash equivalents at end of period                              $    3,644,180
                                                                          ======================


The accompanying notes are an integral part of these financial statements.


                 9 Oppenheimer Tremont Market Neutral Fund LLC

NOTES TO FINANCIAL STATMENTS SEPTEMBER 30, 2002 UNAUDITED
--------------------------------------------------------------------------------


OPPENHEIMER TREMONT MARKET NEUTRAL FUND LLC

1.   ORGANIZATION

     Oppenheimer Tremont Market Neutral Fund, LLC (the "Fund") was organized as a Delaware limited liability company on October 3, 2001. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund will pursue this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers that employ various "market neutral" investment strategies. These strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the general performance of equity, debt and other markets. The Fund commenced operations on January 2, 2002.

     The Fund's Board of Managers (the "Board") provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of persons who are independent with respect to the Fund.

     OppenheimerFunds, Inc. (the "Adviser"), serves as the investment adviser of the Fund subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment advisory agreement with the Fund (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board and Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services. Tremont Partners, Inc. (the "Investment Manager"), an affiliate of the Adviser, has been retained to serve as the Fund's Investment Manager and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

     The Adviser is an indirect wholly-owned subsidiary of MassMutual Financial Group, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser's and Investment Manager's capital account balances at September 30, 2002 were $24,336,487 and $500,991, respectively.

     Generally, initial and additional applications for interests by eligible investors may be accepted as of the first day of each month based on the Fund's net asset value, less offering costs. The Fund reserves the right to reject any applications for interests in the Fund. The Fund from time to time may offer to repurchase outstanding interests based on the Fund's net asset value pursuant to written tenders from Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase interests, twice each year, as of the last business day of March and September. A redemption fee of 1.00% of the net asset value of an interest repurchased by the Fund will apply if the interest is repurchased less than one year after the Member's initial investment in the Fund. A Member's interest in the Fund can only be transferred or assigned with the written consent of the Board, which may be withheld in its sole and absolute discretion.


10 Oppenheimer Tremont Market Neutral Fund LLC

2.   SIGNIFICANT ACCOUNTING POLICIES

     A.   PORTFOLIO VALUATION
     The net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

     The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Investment Fund. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers pursuant to the Investment Funds' agreements. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund's financial statements.

     Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost.

     B.  INCOME RECOGNITION
     Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis.

     C.  FUND COSTS
     The Fund will bear all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; offering costs; due diligence, including travel and related expenses; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board. Offering costs are charged to capital as incurred.

     The Adviser assumed all offering costs associated with the initial registration and offering of interests by way of a special allocation of such costs directly to the capital account of the Adviser. In addition, the Adviser assumed all organizational expenses directly at the time of the seeding of the Fund.

     D.  INCOME TAXES
     No provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

     In accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, "Audits of Investment Companies," the Fund reclassified $405,241 from accumulated net investment loss and $104,906 from accumulated net realized loss to net capital contributions. This reclassification was to reflect, as an adjustment to net capital contributions, the amount of taxable income or loss that has been allocated to the Fund's Members and had no effect on net assets.


                 11 Oppenheimer Tremont Market Neutral Fund LLC

     E.   CASH AND CASH EQUIVALENTS
     Cash and cash equivalents consist of monies invested in money market funds sponsored by Blackrock Institutional Management Corporation, an affiliate of PNC Bank, N.A., and are accounted for at net asset value. Dividends receivable from such funds are included in other assets on the Statement of Assets, Liabilities and Members' Capital. The Fund treats all financial instruments that mature within three months as cash equivalents.

     F.   USE OF ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.   MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

     The Adviser provides certain management and administration services to the Fund, including, among other things, providing office space and other support services. In consideration for such management services, the Fund pays the Adviser a monthly management fee (the "Management Fee") at an annual rate of 1.00% of the Fund's net assets determined as of the last day of the month (before any repurchases of Interests or Incentive Allocation). The Adviser pays 50% of its fee to the Investment Manager. In consideration for such administration services, the Fund pays the Adviser a monthly administration fee at an annual rate of 0.25% of the Fund's net assets determined as of the last day of the month (before any repurchases of Interests or Incentive Allocation and the Management Fee).

     Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members as of the last day of each fiscal period in accordance with the Members' respective investment percentages for the fiscal period. The Investment Manager has been designated by the Adviser as the Special Advisory Member and is entitled to receive a performance-based allocation (the "Incentive Allocation") equal to 5% of net profits, if any, in excess of the "Preferred Return". The Preferred Return is an amount determined by applying an annual percentage rate equal to the 2-year Treasury constant maturity rate to the capital account balance of each Member as of the beginning of the fiscal period. For the period ended September 30, 2002, the Preferred Return was 3.07%. The Incentive Allocation will apply only to net profits for the applicable fiscal period that exceed both: (i) the Preferred Return for the fiscal period; and (ii) any balance in a "Loss Recovery Account," as defined in the Fund's registration statement, established for each Member. A Special Advisory Account has been established by the Fund for crediting any Incentive Allocation due to the Special Advisory Member. The Incentive Allocation will be debited from each Member's capital account and credited to the Special Advisory Account. Generally, the Incentive Allocation will be made as of the end of each calendar year, effective December 31, 2002, and upon the repurchase of any Member's interest (or portion thereof). For the six months ended September 30, 2002, the amount of Incentive Allocation accrued was $49.

     Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer of $5,333, plus a fee for each meeting attended. Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses. Total amounts expensed related to Board members by the Fund for the six months ended September 30, 2002 were $16,000.


                 12 Oppenheimer Tremont Market Neutral Fund LLC

3. MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

     PFPC Trust Company (an affiliate of PNC Bank, N.A.) serves as custodian of the Fund's assets and provides custodial services for the Fund.

     PFPC Inc. (also an affiliate of PNC Bank, N.A.) serves as accounting and investor processing agent to the Fund and in that capacity provides accounting, tax and Member related services. PFPC Inc. receives a monthly fee primarily based upon the average net assets of the Fund, subject to a minimum monthly fee. Additionally, the Fund reimburses all reasonable out of pocket expenses incurred by PFPC Inc.

     Under the terms of an investor servicing agreement (the " Investor Servicing Agreement") between the Fund and OppenheimerFunds Distributor, Inc. (the "Distributor"), the Distributor is authorized to retain brokers, dealers and certain financial advisers ("Investor Service Providers") to provide ongoing investor services and account maintenance services to Members that are their customers. Under the Investor Servicing Agreement, the Fund pays a fee to the Distributor to reimburse it for payments made to Investor Service Providers. This fee is paid quarterly and, with respect to each Investor Service Provider, shall not exceed the lesser of: (i) .50% (on an annualized basis) of the aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of Interests or Incentive Allocation and the Management Fee); or (ii) the Distributor's actual payments to the Investor Service Provider. The Distributor is entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers.

4.   SECURITIES TRANSACTIONS

     Aggregate purchases and sales of Investment Funds for the six months ended September 30, 2002, amounted to $4,250,000 and $2,136,094, respectively.

     At September 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. At September 30, 2002, accumulated net unrealized appreciation on investments was $506,192 consisting of $857,362 gross unrealized appreciation and $351,170 gross unrealized depreciation.

5.   INVESTMENTS IN INVESTMENT FUNDS

     As of September 30, 2002, the Fund had investments in Investment Funds, none of which were related parties. The Fund's investments at September 30, 2002 are summarized below based on the investment objective of each specific Investment Fund.


INVESTMENT OBJECTIVE                              COST                               VALUE
--------------------                              ----                               -----
Convertible Arbitrage                          $  4,335,000                       $  4,555,590
Equity Market Neutral                             2,865,366                          3,165,137
Event Driven                                     11,376,746                         11,281,281
Fixed Income Arbitrage                            5,486,802                          5,664,011
Long/Short Equity                                 2,845,086                          2,749,173
                                    ---------------------------------------------------------------------

TOTAL                                          $ 26,909,000                       $ 27,415,192
                                    =====================================================================


                 13 Oppenheimer Tremont Market Neutral Fund LLC

     The following table lists the Fund's investments in Investment Funds as of September 30, 2002. The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of net assets and performance incentive fees or allocations of 20% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to one year from initial investment. Detailed information about the Investment Funds' portfolios is not available.

                                                UNREALIZED
                                               APPRECIATION                       % OF
                                              (DEPRECIATION)                     MEMBERS'
INVESTMENT FUND                     COST      ON INVESTMENTS       VALUE         CAPITAL        LIQUIDITY
---------------                     ----      --------------       -----         -------        ---------
Amaranth Partners, LLC             2,116,500           $70,444     $2,186,944     7.06%         Quarterly
AQR Global Stock Selection
   Institutional Fund, L.P.        1,620,366           228,024      1,848,390     5.97%         Quarterly
Canyon Value Realization Fund,
   L.P.                            1,794,623          (29,753)      1,764,870     5.70%         Quarterly
Clinton Arbitrage Fund, L.P.       1,876,512            70,602      1,947,114     6.28%           Monthly
Forest Fulcrum Fund, L.P.          1,245,000            16,506      1,261,506     4.07%           Monthly
Forstmann Partners II, L.P.        1,245,000         (159,000)      1,086,000     3.51%         Quarterly
Gruss Arbitrage Partners, L.P.     1,743,000            26,261      1,769,261     5.71%         Quarterly
Halcyon Event Driven
   Strategies Fund, L.P.           1,743,000          (60,122)      1,682,878     5.43%          Annually
Jemmco Partners, L.P.              1,245,000            71,747      1,316,747     4.25%         Quarterly
Liberty View Fund LLC              1,744,000            14,157      1,758,157     5.68%         Quarterly
Oak Hill CCF Partners, L.P.        1,866,290            92,450      1,958,740     6.32%         Quarterly
Pan Capital LLC                    1,600,086            63,087      1,663,173     5.37%          Annually
ReCap Partners, L.P.               2,236,623          (21,077)      2,215,546     7.15%         Quarterly
Sage Capital L.P.                  1,245,000            73,764      1,318,764     4.26%         Quarterly
Seneca  Capital, L.P.              1,743,000          (81,218)      1,661,782     5.36%          Annually
The Advent Convertible
   Arbitrage Fund, L.P.            1,845,000           130,320      1,975,320     6.38%         Quarterly
                                -------------------------------------------------------------
TOTAL                            $26,909,000          $506,192    $27,415,192     88.50%

OTHER LIABILITIES, LESS ASSETS                                      3,560,795     11.50%
                                                               ------------------------------

MEMBERS' CAPITAL                                                 $ 30,975,987    100.00%
                                                               ==============================


6.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK
     In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Fund.


                 14 Oppenheimer Tremont Market Neutral Fund LLC

7.   FINANCIAL HIGHLIGHTS
     The following represents the ratios to average net assets and other supplemental information for the period indicated:

                                                                                              PERIOD FROM
                                                                                            JANUARY 2, 2002
                                                                   SIX MONTHS ENDED        (COMMENCEMENT OF
                                                                  SEPTEMBER 30, 2002        OPERATIONS) TO
                                                                      (UNAUDITED)           MARCH 31, 2002
                                                                  ------------------        ---------------

     Ratio of net investment loss to average net assets                -1.87%*                   -2.27%*
     Ratio of expenses to average net assets                            1.92%*                    2.29%*
     Total return                                                      -0.75%**                   0.94%**
     Net asset value at the end of period                            $30,975,987               $25,174,827




     *  Annualized.
     ** Total return assumes a purchase of an interest in the Fund on the first day and a sale of that same interest on the last day of the period noted, after Incentive Allocation to the Special Advisory Member, if any, and does not reflect the deduction of sales loads, if any, incurred when subscribing to the Fund. Total returns for a period of less than a full year are not annualized.

8.   SUBSEQUENT EVENTS

     Effective October 1, 2002, the Fund received initial contributions from Members of approximately $879,518.

     The Board has approved the Fund to offer to repurchase interests as of December 31, 2002.


                 15 Oppenheimer Tremont Market Neutral Fund LLC

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 498 Seventh Avenue, New York, NY 10018
(C)Copyright 2002, OppenheimerFunds Distributor Inc. All rights reserved.
RS0371.001.1102     Novembr 27, 2002


                                         [GRAPHIC OMITTED]  OPPENHEIMER FUNDS(R)
                                                               DISTRIBUTOR, INC.